                             AMENDMENT NUMBER ONE TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Amendment Number One to Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of November 10, 1999, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender and as Agent ("Wells Fargo"), FOOTHILL CAPITAL CORPORATION, a California corporation, as a lender and as Administrative Agent ("Foothill"), and NATURAL WONDERS, INC., corporation ("Borrower"), in light of the following:

         A. Borrower, Wells Fargo and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 15, 1999 (the "Agreement"). Wells Fargo and Foothill shall jointly be referred to as Lenders.

         B. Borrower and Lenders desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower and Lenders hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.   AMENDMENTS.

              (a) Section 7.20 of the Agreement is hereby amended to read as follows:

                  7.20 FINANCIAL COVENANT. Fail to maintain Tangible Net Worth of at least the following amounts, measured on a fiscal quarter-end basis:

         QUARTER ENDING EACH YEAR ON OR ABOUT        MINIMUM TANGIBLE NET WORTH
         ------------------------------------        --------------------------
                  July 31                                     $40,103,000
                  October 31                                  $37,402,000
                  January 31                                  $49,026,000
                  April 30                                    $42,107,000

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Borrower hereby affirms to Lenders that no Event of Default has occurred and is continuing as of the date hereof.


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

         5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Lenders of an executed copy of this Amendment.

         6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                  WELLS FARGO BANK, NATIONAL ASSOCCIATION, as Agent and as a Lender

                                  By:    /s/ Karen Barone
                                         Title:  Vice President

                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Administrative
                                  Agent and as a Lender

                                  By:    /s/ Robert Castine
                                         Title:  Vice President

                                  NATURAL WONDERS, INC.,
                                  a Delaware corporation

                                  By:    /s/ Peter G. Hanelt
                                  Title:  Chief Executive Officer


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

         The undersigned has executed a Continuing Guaranty in favor of the above described Lenders respecting the obligations of Natural Wonders, Inc. ("Borrower") owing to Lenders. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Lenders to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                   NW CAPITAL MANAGEMENT, INC.,
                                   a California corporation

                                   By:   /s/ Peter G. Hanelt
                                   Name: Peter G. Hanelt
                                   Title: Chief Executive Officer


Due to system issues, Form 10-Q was not completed and reviewed within the prescribed time period.

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